THE HUNTINGTON FUNDS

(the “Trust”)

HUNTINGTON VA DIVIDEND CAPTURE FUND

HUNTINGTON VA SITUS FUND

(each a “VA Fund” and together the “VA Funds”)

February 10, 2016

The information in this Supplement amends certain information contained in the currently effective Prospectus and Statement of Additional Information (“SAI”) for the VA Funds, each dated April 30, 2015.

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Effective February 12, 2016, the VA Funds will be renamed as follows:

Name Prior to February 12, 2016	Name Effective February 12, 2016
Huntington VA Dividend Capture Fund	Catalyst Dividend Capture VA Fund
Huntington VA Situs Fund	Catalyst Insider Buying VA Fund

In addition, effective February 22, 2016, the Trust will be renamed the Mutual Fund and Variable Insurance Trust.

Accordingly, all references to the VA Funds and the Trust in the Prospectus and SAI are replaced with the new names on the effective dates above.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, each dated April 30, 2015, which provide information that you should know about the VA Funds before investing. These documents are available upon request and without charge by calling the VA Funds toll-free at 1-800-253-0412 or by writing to 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208

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Please retain this Supplement for future reference.